UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2008
Date of Report (Date of earliest event reported)

Reed’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32501	95-4348325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

13000 South Spring Street, Los Angeles, California 90061
(Address of principal executive offices)
(Zip Code)

(310) 217-9400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Reed’s, Inc.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

 Item 1.01 Entry into Material Definitive Agreement

On June 16, 2008, Reed’s Inc. (the “Company”) entered into Amendment Number One (the “Amendment”) to the Loan and Security Agreement dated May 30, 2008 with First Capital Western Region LLC (“Lender”). The Amendment increased the two year secured revolving line of credit from $2,000,000 to $3,000,000. A condition subsequent to securing the line of credit is delivery by the Company to the Lender of an executed warehouseman’s letter containing terms and conditions satisfactory to the Lender no later than August 15, 2008. The facility will be primarily used to provide working capital, fund the Company’s expansion within mainstream grocery store accounts and facilitate the Company’s general growth plans.

The foregoing description is a summary of the material terms and conditions of the Amendment. The summary is not intended to be complete and it is qualified in its entirety by reference to the Amendment included as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document
10.1	Amendment Number One to Loan and Security Agreement between Reed’s Inc. and First Capital Western Region LLC dated June 16, 2008 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REED’S, INC.

Dated: July 23, 2008	By:	/s/ Christopher J. Reed
Christopher J. Reed President